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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-73197, 33-57103, 33-57105, 33-70660, 33-25947,
33-6359 and 2-83144) of Hunt Corporation of our report dated January 29, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, PA
March 4, 2002